UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 22, 2011

Stanley Black & Decker, Inc.

(Exact name of registrant as specified in its charter)

Connecticut	1-5224	06-0548860
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Stanley Drive, New Britain, Connecticut	06053
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (860) 225-5111

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

See disclosure contained in the first paragraph of Item 7.01 below, which is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On July 22, 2011, the Registrant published its recommended all-cash offer to purchase, through its indirect wholly-owned subsidiary SBD Holding AB, all class A and class B shares in Niscayah for SEK 18.00 per share and all warrants in Niscayah for SEK 0.05 in cash per warrant (the “Offer”). The acceptance period for the Offer is scheduled to run from and including July 25, 2011 up to and including September 1, 2011. The proposed date of settlement is September 9, 2011. The Offer is subject to several conditions, including:

•	the Offer being accepted to the extent that SBD Holding becomes the owner of more than 90 per cent of the total number of shares in Niscayah (on a fully diluted basis);

•	all holders of class A shares in Niscayah accepting the Offer and waiving their rights under the pre-emption clause in Niscayah’s articles of association;

•	receipt of all necessary regulatory, governmental or similar clearances, approvals and decisions, including from competition authorities;

•	no other party announcing an offer to acquire shares in Niscayah on terms that are more favorable to the shareholders in Niscayah than the Offer; and

•	other customary conditions.

The description contained herein is a summary of certain material terms of Offer and is qualified in its entirety by reference to the Offer to the shareholders and warrant holders in Niscayah Group AB (publ) attached as Exhibit 10.2 hereto and incorporated herein by reference. On June 26, 2011, Niscayah made an undertaking to the Registrant under which Niscayah, among other things, undertook, subject to certain conditions, to notify the Registrant of competing proposals for public offers for Niscayah and not to recommend a superior offer until the Registrant has had an opportunity to match the superior offer (i.e. announce an amended offer with a price that at least corresponds to the price in the competing offer) within three days from when Niscayah informed the Registrant of the superior proposal. A copy of this agreement between the Registrant and Niscayah is included in Exhibit 10.2 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits

10.1	Offer to the shareholders and warrant holders in Niscayah Group AB (publ).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Stanley Black & Decker, Inc.

July 25, 2011	By:	/s/ Bruce H. Beatt
		Name:	Bruce H. Beatt
		Title:	Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

10.1	Offer to the shareholders and warrant holders in Niscayah Group AB (publ).